EXHIBIT 10.1




                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                           IRON MOUNTAIN INCORPORATED

                                       and

                          THE STOCKHOLDERS NAMED HEREIN




                                  JUNE 12, 1997





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                                TABLE OF CONTENTS
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
Section 1.  Registration of Securities............................................................................1

         (a)  Registration by the Company.........................................................................1
         (b)  Registration at Stockholders' Request...............................................................2
         (c)  Registration Generally..............................................................................5
         (d)  Restrictions on Registration.......................................................................10

Section 2.  Conditions to Registration...........................................................................11

Section 3.  Indemnification......................................................................................12

         (a)  Indemnification by the Company.....................................................................12
         (b)  Indemnification by Holders of Registrable Securities...............................................12
         (c)  Procedure..........................................................................................13
         (d)  Contribution.......................................................................................14

Section 4.  Exchange Act Registration............................................................................15

Section 5.  Termination of Registration Obligations..............................................................16

Section 6.  Limitation on Registration Rights of Others..........................................................17

Section 7.  Lock-Up Agreement....................................................................................17

Section 8.  Definitions..........................................................................................17

Section 9.  Miscellaneous........................................................................................22

         (a)  Assignment; Successors and Assigns.................................................................22
         (b)   Specific Performance; Other Rights and Remedies...................................................22
         (c)  Expenses...........................................................................................22
         (d)  Entire Agreement...................................................................................23
         (e)  Waivers; Amendments................................................................................23
         (f)  Notices............................................................................................23
         (g)  Severability.......................................................................................24
         (h)  Counterparts.......................................................................................24
         (i)  Section Headings...................................................................................24
         (j)  Governing Law......................................................................................24
         (k)  Further Acts.......................................................................................24



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                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into as of June 12, 1997 by and among Iron Mountain Incorporated, a Delaware corporation (the "Company"), and the undersigned Persons which have heretofore acquired Registrable Securities (individually a "Stockholder" and collectively the "Stockholders" which term is further defined in Section 9(a)).

         WHEREAS, the Company and certain of the Stockholders entered into that certain Registration Rights Agreement dated as of December 14, 1990 (the "Original Agreement"); and

         WHEREAS, the Company and the Stockholders desire to amend and restate in its entirety the Original Agreement and admit additional Stockholders as set forth herein.

         NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         Section 1. Registration of Securities.

                  (a) Registration by the Company. If at any time or from time to time the Company shall propose to file on its behalf or on behalf of any of its security holders (including without limitation pursuant to Section 1(b)) a registration statement under the Securities Act with respect to any class of Common Stock, except in connection with (i) an offering relating solely to dividend reinvestment plans or stock option or other employee benefit plans,
(ii) any merger, consolidation or acquisition, (iii) any exchange or tender offer, whether with existing security holders of the Company or any other Person, or (iv) an offering relating solely to convertible securities or units consisting of securities senior to Common Stock and warrants, options and rights to acquire Common Stock, the Company shall, except to the extent not required to do so pursuant to the provisions of Section 1(d), in each case:

                     (i) promptly give written notice to each Stockholder at least twenty (20) days (or such shorter period as the Company deems reasonable under the circumstances) before the anticipated filing date. Such notice shall include the anticipated offering price or range thereof and the plan of distribution;

                     (ii) include in such registration (and any related qualification under blue sky or other state securities laws), and, at the request of a Stockholder, in any underwriting involved therein, all Registrable Securities specified in a written request or requests, made within ten (10) days after such written notice from the Company, by any Stockholder; and


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                     (iii) use commercially reasonable efforts to cause the
         managing underwriter or underwriters of any proposed underwritten offering of any class of Common Stock to permit the Registrable Securities requested to be included in the Registration Statement for such offering on the same terms and conditions as the Common Stock of the Company included therein. Notwithstanding the foregoing, if the managing underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that marketing considerations (including, without limitation, pricing) require a limitation on the Registrable Securities included in any Registration Statement filed under this Section 1(a), then, subject to the advice of said managing underwriter or underwriters as to the size and composition of the offering, and subject to the provisions of Section 1(d), such limitation will be imposed pro rata (based upon the relative proposed public offering price of the Registrable Securities proposed to be included) among all holders of Registrable Securities who requested inclusion in the registration pursuant to this Section 1(a) (except as otherwise provided in Section 1(b)).

         Except as set forth in the last sentence of this paragraph, the Company will bear all Registration Expenses in connection with any registration pursuant to the provisions of this Section 1(a). Without limiting the generality of the foregoing (but subject to the last sentence of this paragraph), in connection with each Registration Statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company, provided that such selling holders shall use commercially reasonable efforts to minimize conflicts of counsel) chosen by the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold. Notwithstanding the foregoing, in connection with any registration of Registrable Securities pursuant to this Section 1(a) on behalf of a Registered Stockholder, the Company shall not be responsible for the fees and disbursements of counsel to such Registered Stockholder and such Registered Stockholder shall reimburse the Company promptly upon request therefor for the registration filing fees paid by the Company to the Commission in respect of the Registrable Securities registered on behalf of such Registered Stockholder.

         If any Stockholder desires to have Registrable Securities registered under this Section 1(a), it shall be required so to advise the Company in writing within ten (10) days after the date of the Company's notice, setting forth the number or amount of Registrable Securities for which registration is so requested. Neither the delivery of the notice by the Company nor of the request by any Stockholders shall in any way obligate the Company to file a Registration Statement and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement relates without liability to any of the Stockholders. No registration of Registrable Securities effected under this
Section 1(a) shall relieve the Company of its obligation to effect registration of Registrable Securities upon any request made pursuant to the provisions of
Section 1(b).

                  (b) Registration at Stockholders' Request. Subject to the second paragraph of this Section 1(b), upon the written request of any Significant Stockholder (or group of Significant Stockholders) requesting that the Company effect the registration under the Securities Act of all


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or part of the Registrable Securities held by such Stockholder, specifying the intended method or methods of disposition of such Registrable Securities, the Company shall, except to the extent not required to do so pursuant to the provisions of this Section 1(b) or Section 1(d), promptly give written notice of such requested registration to all holders of Registrable Securities and thereupon will expeditiously prepare and, within ninety (90) days, file a registration statement with respect to, and use commercially reasonable efforts to effect the registration, under the Securities Act, of:

                     (i) the Registrable Securities which the Company has been so requested to register by such Stockholders, for disposition in accordance with the intended method of disposition stated in such request, and

                     (ii) all other Registrable Securities which the Company has been requested to register by the holders of Registrable Securities by written request delivered to the Company within ten (10) days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities).

         Each registration requested pursuant to this Section 1(b) shall be effected by the filing of a Registration Statement on Form S-1 (or such other form as the Commission may from time to time require or permit in order to effectuate a public offering of common stock of a company such as the Company and in a method of disposition such as that proposed), unless the use of a different form has been agreed upon in writing by holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has so been requested. Notwithstanding the preceding sentence, the Company need not so cause a Registration Statement so filed pursuant to the provisions of this Section 1(b) to become effective under the Securities Act on (a) with respect to BankAmerica and their permitted assignees, more than one occasion (except that if the Company is then eligible for the use of Form S-3 (or any successor form), BankAmerica shall have the right to request an additional registration on Form S-3 (or such successor form) under this Section 1(b)), (b) with respect to C. Richard Reese and his permitted assigns, more than one occasion (except that if the Company is then eligible for the use of Form S-3 (or any successor form), C. Richard Reese shall have the right to request an additional registration on Form S-3 (or such successor form) under this Section 1(b)), (c) with respect to Schooner, Vincent J. Ryan and their permitted assignees, more than one occasion (except that if the Company is then eligible for the use of Form S-3 (or any successor form), such Persons shall have the right to request an additional registration on Form S-3 (or such successor form) under this Section 1(c)), (d) with respect to the Safesite Stockholders, more than two occasions, and (e) with respect to any other Significant Stockholder or group of Significant Stockholders, more than the number of occasions determined by the Company in respect of such Significant Stockholder or group thereof (which amount shall be set forth in the instrument pursuant to which such Significant Stockholder or group thereof becomes party to this Agreement); provided, however, that any registration of Registrable Securities requested by one or more Significant Stockholders pursuant to this Section 1(b) which shall not have become effective and remained effective in accordance with the provisions of Section 1(c) shall not be deemed to be a registration for purposes of this Section 1(b).

         Except as set forth in the last sentence of this paragraph, the Company will pay all Registration Expenses in connection with each registration pursuant to the provisions of this


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Section 1(b). Without limiting the generality of the foregoing (but subject to the last sentence of this paragraph), in connection with each Registration Statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company, provided that such selling holders shall use commercially reasonable efforts to minimize conflicts of counsel) chosen by the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold. Notwithstanding the foregoing, in connection with any registration of Registrable Securities pursuant to this
Section 1(b) on behalf of a Registered Stockholder, the Company shall not be responsible for the fees and disbursements of counsel to such Registered Stockholder and such Registered Stockholder shall reimburse the Company promptly upon request therefor for the registration filing fees paid by the Company to the Commission in respect of the shares of Registrable Securities registered on behalf of such Registered Stockholder and for all reasonable out-of-pocket Registration Expenses incurred in satisfying any such registration (other than Registration Expenses set forth in paragraph (j) of the definition thereof).

         The Company shall not grant to any Person the right to request the Company to register, nor shall the Company include in any registration pursuant to this Section 1(b), any securities other than Registrable Securities or any shares of Common Stock to be registered on behalf of the Company, without the written consent of holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has been so requested.

         Whenever registration requested by one or more Stockholders pursuant to this Section 1(b) is for an underwritten offering, only Registrable Securities which are to be distributed by the underwriters designated by the Company (subject to the consent of the Stockholder(s) making such request, which consent shall not be unreasonably withheld) may be included in such registration, without the written consent of holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has been so requested. If Stockholders holding not less than a majority in value of the Registrable Securities (based upon the proposed public offering price) to be included in such registration shall determine that the number or amount of shares of Common Stock to be included in such registration should be limited due to market conditions or otherwise, then the number of shares of Common Stock proposed to be included shall be included in the following order: (i) first, the Registrable Securities pro rata among the holders of Registrable Securities based on the value (based upon the proposed public offering price) of the respective numbers or amount of Registrable Securities as to which registration has been requested by such Stockholders and
(ii) second, the shares of Common Stock to be issued by the Company. For purposes of determining the number of available requests for registration of Registrable Securities pursuant to the second paragraph of this Section 1(b), the Significant Stockholder (or group of related Significant Stockholders) having the greatest number of shares of Common Stock registered and effectively sold under any registration initiated pursuant to this Section 1(b) shall be deemed to be the party which exercised its demand registration rights pursuant to this Section 1(b) with respect to such registration and such registration shall not be considered a


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registration initiated by the Significant Stockholder (or group of related
Significant Stockholders) which actually initiated such registration.

                  (c) Registration Generally. If and when the Company shall be required by the provisions of Sections 1(a) or 1(b) to effect the registration of Registrable Securities under the Securities Act, the Company will use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as expeditiously as possible:

                     (i) use commercially reasonable efforts to cause a Registration Statement that registers such Registrable Securities to become and remain effective for a period of ninety (90) days or, if earlier, until all of such Registrable Securities have been disposed of;

                     (ii) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such holders and underwriters, and their respective counsel;

                     (iii) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act, the Exchange Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the holders of such Registrable Securities set forth in such Registration Statement or Prospectus as so supplemented;

                     (iv) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                           A. when the Prospectus or any supplement thereto or
                  amendment or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           B. of the receipt by the Company of any notification
                  with respect to any comments by the Commission with respect to such Registration Statement or Prospectus or of any request by the Commission for amendments or post-effective amendments to the Registration Statement or supplements to the Prospectus or for additional information,


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                           C. of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,

                           D. if at any time the representations and warranties
                  of the Company contemplated by paragraph (xv) below cease to be true and correct in all material respects,

                           E. of the receipt by the Company of any notification
                  with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                           F. of the existence of any event which results in the
                  Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                     (v) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any qualification referred to in paragraph
         (iv) E. at the earliest possible moment;

                     (vi) if requested by the managing underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters or the holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of other Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                     (vii) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                     (viii) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Registration Statement, each


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         Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any such selling holder with more than two copies of such exhibits other than incorporation documents), as such Persons may reasonably request, together with such documents incorporated by reference in such Registration Statement or Prospectus, and such other documents as such selling holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such registration statement; the Company consents to the use of each Prospectus or any supplement thereto by each selling holder of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by each Registration Statement or any amendment thereto;

                     (ix) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to (A) take such action in any jurisdiction in which officers, directors or major stockholders would be required to escrow shares or agree not to sell any securities in the Company or (B) qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or general taxation in any such jurisdiction where it is not then so subject;

                     (x) cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters may reasonably request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

                     (xi) use commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary or advisable to enable the sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in the United States;

                     (xii) if any event contemplated by paragraph (iv) F. above shall exist, immediately upon becoming aware thereof notify each holder on whose behalf Registrable Securities have been registered and prepare and furnish to such holders a post-effective amendment to the Registration Statement or supplement to the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any


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         material fact required to be stated therein or necessary to make the statements therein not misleading;

                     (xiii) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class are then listed;

                     (xiv) not later than the effective date of the Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent(s) with printed certificates or instruments for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company and otherwise meeting the requirements of any securities exchange on which such Registrable Securities are listed;

                     (xv) enter into agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offer and sale of the Registrable Securities is an underwritten offering:

                           A. make such representations and warranties to the
                  holders of such Registrable Securities and the underwriters, if any, in form, substance and scope, reasonably satisfactory to such holders and underwriters, as are customarily made by issuers to underwriters in primary underwritten offerings;

                           B. use commercially reasonable efforts to obtain
                  opinions and updates thereof of counsel which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold, addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

                           C. use commercially reasonable efforts to obtain
                  so-called "cold comfort" letters and updates thereof from the Company's independent public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

                           D. if an underwriting agreement is entered into,
                  cause the same to set forth in full the indemnification provisions and procedures of Section 3 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and


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                           E. deliver such documents and certificates as may be
                  reasonably requested by the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold or the underwriters, if any, to evidence compliance with the provisions of this Section 1(c) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The above shall be done at the effectiveness of such Registration Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling holder of Registrable Securities in connection with the disposition of Registrable Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

                     (xvi) make available to (A) each Stockholder that is selling in excess of $10,000,000 of Registrable Securities in such offering (based upon the proposed public offering price of the Registrable Securities proposed to be included), (B) a representative of the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities (excluding any holder specified in clause (A) above), (C) any underwriter participating in any disposition pursuant to such Registration Statement, and (D) any attorney or accountant retained by such holders or underwriter, all pertinent financial, corporate and other records and documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such holder, representative, underwriter, attorney or accountant, in each case as shall be reasonably necessary to enable the selling holders of Registrable Securities and any underwriter to exercise their due diligence responsibilities in connection with the registration, with respect to each at such time or times as the person requesting such information shall reasonably determine; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or applicable law or otherwise becomes public without breach of the provisions of this paragraph;

                  (xvii) otherwise use commercially reasonable efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than ninety
         (90) days if the end of any 12-month period of the Company (A) commencing at the end of any month in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (B) beginning with the first month commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter


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         (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                     (xix) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after the initial filing of the Registration Statement) provide copies of such document to the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel make the Company's representatives available for discussion of such document with such persons and make such changes in such document prior to the filing thereof as any such persons may reasonably request.

                  (d) Restrictions on Registration. Anything in Section 1 to the contrary notwithstanding, the Company shall not be required to register Registrable Securities on behalf of any Stockholder to the following extent and subject to the following conditions: in the case of any registration initially proposed to be filed solely on behalf of the Company if in the opinion of the managing underwriters of the proposed public offering (a copy of which opinion shall have been furnished to any Stockholder requesting registration (or each such holder if the Company has elected not to notify the holders of Registrable Securities pursuant to the provisions of Section 1(a) because it is not required to include any Registrable Securities in such registration pursuant to the provisions of this Section 1(d))), such registration (or such portion thereof as may be specified in such opinion) would adversely affect the proposed public offering price or the plan of distribution contemplated by the proposed Company offering, in which event the Company shall (unless in the opinion of such managing underwriters (a copy of which shall be similarly furnished) to do so would materially and adversely affect the proposed public offering price or such plan of distribution) cause such Registration Statement to remain in effect and to be phrased in such a manner so that the Stockholders requesting registration thereunder may, during a period commencing not less than sixty (60) days or more than ninety (90) days (or such other period as such managing underwriters may approve as not so adversely affecting the proposed public offering price or such plan of distribution) after the closing of the sale to the underwriters pursuant to the original distribution thereunder, offer and sell under such Registration Statement the Registrable Securities referred to in the request of registration pursuant to this Section 1. In addition, (i) the Company shall not be obligated to file and cause to become effective a Registration Statement pursuant to
Section 1(b) during any period in which any other Registration Statement (other than a registration statement as to which Stockholders do not have the right to participate in accordance with Section 1(a) hereof) pursuant to which shares of Common Stock are or were to be sold on behalf of the Company has been filed and not withdrawn or has been declared effective within the prior ninety (90) days; and (ii) the Company may delay the filing or effectiveness of any Registration Statement for a period of up to one hundred and twenty (120) days after the date of a request pursuant to Section 1(b) hereof if at the time of such request (A) the Company is engaged, or has plans to engage, within ninety (90) days of the time of such request, in a firm commitment underwritten public offering of shares of Common Stock in which Stockholders may include Registrable Securities pursuant to Section 1(a) or (B) the Company is engaged in negotiations regarding a material transaction.

         Section 2. Conditions to Registration.

         Each Stockholder's right to have Registrable Securities included in any Registration Statement filed by the Company in accordance with the provisions of
Section 1 shall be subject to the following conditions:

         (a) The holders on whose behalf such Registrable Securities are to be included shall be required to furnish the Company in a timely manner with all information required by the applicable rules and regulations of the Commission concerning the proposed method of sale or other disposition of such Registrable Securities, the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith, and such other information as may be reasonably requested by the Company or its counsel properly to prepare and file such Registration Statement in accordance with applicable provisions of the Securities Act;

         (b) The holders on whose behalf such Registrable Securities are to be included shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably request in order to assure full compliance with applicable provisions of the Securities Act and the Exchange Act;

         (c) In the case of any registration requested pursuant to the provisions of Section 1(a), the offering price for any Registrable Securities to be so registered shall be no less than for any securities of the same class then to be registered for sale for the account of the Company;

         (d) Upon receipt of any notice from the Company of the existence of any event of the nature referred to in paragraph (xii) of Section 1(c), such holder will forthwith discontinue disposition of Registrable Securities until such holders receipt of the copies of the supplemented or amended Prospectus contemplated by such paragraph, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at its expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

         (e) Such other conditions as the Company may impose on a Stockholder that becomes party to this Agreement after the date hereof (which conditions shall be set forth in the instrument pursuant to which such Stockholder becomes party to this Agreement).

In addition, it shall be a condition to a Safesite Stockholder's right to request that the Company effect the registration under the Securities Act pursuant to Section 1(b) that such Safesite Stockholder, or both Safesite Stockholders, request the registration of shares of Registrable Securities having a proposed public offering price of at least $10,000,000.

         Section 3. Indemnification.

                  (a) Indemnification by the Company. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, the Company will, to the extent permitted by law, indemnify and hold harmless each Stockholder on whose behalf such Registrable Securities shall have been registered, its partners, trustees, advisory committee members, directors, officers, employees, representatives and agents, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Registrable Securities, and each other Person, if any, who controls such seller or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person being hereinafter sometimes referred to as an "indemnified person"), from and against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or in any preliminary prospectus, or any document incorporated by reference therein, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable in any such case (i) to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement, Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such indemnified person specifically stating that it is for use in preparation thereof or (ii) if such untrue statement or omission was corrected in an amendment or supplement to the Registration Statement and such amendment or supplement was delivered to such indemnified person prior to such person's use of the Prospectus related to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Registrable Securities by such seller.

                  (b) Indemnification by Holders of Registrable Securities. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, each Stockholder on whose behalf such Registrable Securities shall have been registered will, to the extent permitted by law, severally and not jointly indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who signs the registration statement, each underwriter, broker and dealer, if any, who participates in the offering and sale of such Registrable Securities and each other Person, if any, who controls the Company or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person including without limitation the Company being hereinafter sometimes referred to as an "indemnified person"), against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with written information furnished to the Company by such Stockholder specifically stating that it is for use in preparation thereof, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by the Company or such indemnified person in connection with investigating or defending any such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Registrable Securities by such seller. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Procedure. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental investigation or inquiry), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this Section. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not, except as hereinafter provided, be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable cost of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Claim.

         Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or
(ii) the indemnifying party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such indemnified party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have reasonably concluded upon written advice of counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and any other indemnified parties, which firm shall be designated in writing by such indemnified parties). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified parties from and against any loss or liability by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this Section or in Section 4 is unavailable to a party that would have been an indemnified party under either such Section in respect of any Claims referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statement or omission which resulted in such Claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Securities agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the Claims referred to above in this Section or Section 4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim (which shall be limited as provided in Section 3(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). In no event shall the liability of any selling holder of Registrable Securities under this Section 3(d) be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of Registrable Securities under any Applicable Law other than the Securities Act.

         In the event of any underwritten offering of Registrable Securities under the Securities Act pursuant to the provisions of Section 1, the Company and each Stockholder on whose behalf Registrable Securities shall have been registered agree to enter into an underwriting agreement, in standard form, with the underwriters, which underwriting agreement may contain additional provisions with respect to indemnification and contribution in lieu of the provisions of this Section.


         Section 4. Exchange Act Registration.

         The Company covenants and agrees that, at its expense, until such time as the Stockholders no longer hold any Registrable Securities:

                  (a) it will, if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock of the Company under Section 12(g) of the Exchange Act effective and will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g); and

                  (b) it will, if a registration statement with respect to the Common Stock of the Company under Section 12(b) or Section 12(g) is effective, upon the request of any Stockholder, make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as any Stockholder may deem necessary or desirable in order to enable him to be permitted to sell shares of Common Stock pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144).

         The Company represents and warrants that any such registration statement or any information, documents or report filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Stockholders, their partners, trustees, advisory committee members, officers, directors, employees, representatives and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any Stockholder in connection with any offering or sale by such Stockholder of Registrable Securities or any person, firm or corporation controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Stockholder or any such broker, dealer or underwriter from and against any and all Claims arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 3; provided, however, that the Company shall be given written notice and an opportunity to participate in, and, to the extent that it may wish, to assume on terms and conditions comparable to those set forth in Section 3, the defense thereof.

         Section 5. Termination of Registration Obligations.

                  (a) The obligations of the Company to any Stockholder with respect to its rights of registration provided for in Section 1:

                     (i) shall continue until such time as Sullivan & Worcester LLP or other counsel for the Company knowledgeable in securities law matters and reasonably acceptable to such Stockholder has delivered a written opinion to the Company and such Stockholder (or group of related Stockholders) to the effect that either (A) such Stockholder has no further obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act in connection with further sales by such Stockholder of Registrable Securities or (B) such Stockholder owns less than 3% of the outstanding Common Stock and is able to sell all of the Registrable Securities owned by him pursuant to the provisions of Rule 144 under the Securities Act in a three-month period; and

                     (ii) shall not apply to any proposed sales or other dispositions or offers therefor of any Registrable Securities with respect to which Sullivan & Worcester LLP or other counsel for the Company knowledgeable in securities law matters and reasonably acceptable to such Stockholder (or group of related Stockholders) has delivered a written opinion to the Company and the Stockholder proposing to make such offer, sale or other disposition to the effect that such Stockholder has no obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act.

         Any such opinion (a copy of which shall be addressed to such Stockholder (or group of related Stockholders)) shall be reasonably satisfactory (in the case of such opinion as to form, scope and substance) to such Stockholder (or group of related Stockholders).

         The Company shall, to the extent permitted by law, indemnify and hold harmless each Stockholder, its partners, trustees, advisory committee members, officers, directors, employees, representatives and agents and each person, if any, who controls such Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any Claims to which such Stockholder, or such partners, trustees, advisory committee members, officers, directors, employees, representatives and agents or controlling persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon the failure to register the Registrable Securities because of the invocation by the Company of the provisions of this Section 5(a) under the Securities Act, all on terms and conditions comparable to those set forth in Section 3; provided, however, that the Company shall be given written notice and an opportunity to participate in, and to the extent that it may wish, to assume, on terms and conditions comparable to those set forth in Section 3, the defense thereof.

         The indemnification and contributions provisions of Sections 3 and 4 and this Section, and the obligations of each Stockholder pursuant to the provisions of Section 7, shall survive any termination of the Company's obligations pursuant to this Section.

                  (b) In addition to and not in limitation of the provisions of
Section 5(a), the obligations of the Company to any Significant Stockholder with respect to its rights of registration provided for in Section 1(b) will terminate: (i) in the case of BankAmerica, Vincent J. Ryan, Schooner Capital Corporation and C. Richard Reese and their respective successors and assigns, on December 14, 2000; (ii) in the case of the Safesite Stockholders, on the fifth anniversary of the effective time of the merger of Safesite Records Management Corporation with a wholly owned subsidiary of the Company; and (iii) in the case of any other Significant Stockholder or group of Significant Stockholders, on such date as the Board of Directors of the Company elects in respect of such Significant Subsidiary or group thereof (which date shall be set forth in the instrument pursuant to which such Significant Stockholder or group thereof becomes party to this Agreement).


         Section 6. Limitation on Registration Rights of Others.

         The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby. The provisions of this Section 6 shall not restrict the Company from granting "demand" registration rights to persons other than the Stockholders, so long as Stockholders shall be entitled to exercise their rights under Section 1(a) in connection with each such "demand" registration and the shares requested to be registered thereunder by the Stockholders shall be included in such offering after the shares being registered by the party initiating such demand registration but before any shares being registered on behalf of the Company.


         Section 7. Lock-Up Agreement.

         Each Stockholder agrees that (a) it and the Registrable Securities shall be bound by any "lock-up" or other agreement between the Company and any underwriter of Common Stock (or other equity securities of the Company) which may be entered into in connection with each underwritten public offering of the Common Stock (or other equity securities of the Company) so long as the "lock-up" period does not exceed ninety (90) days (or such longer period as may have been approved by the Board of Directors of the Company by not less than two-thirds (2/3) of the directors then in office) following the commencement of the public offering, and (b) it will execute such agreements or other documents as may be reasonably requested by any such underwriter in order to evidence its agreement set forth in this Section; provided, however, that the obligations set forth in this Section 7 shall not bind any Registrable Securities or the holder thereof that have been held by such Stockholder and its permitted transferors for at least five (5) years.


         Section 8. Definitions.

         As used herein, unless the context otherwise requires, the terms (or any variant in the form thereof) set forth in this Agreement shall have the respective meanings so set forth. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each agreement, notice, certificate, communication, opinion or other document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto.

         "Affiliate" of any Person shall mean any Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person or the disposition of its assets or property, whether by stock, equity or other ownership, contract, arrangement or understanding, or otherwise.

         "Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state Laws, to which the Person in question is subject or by which it or any of its business or operations is subject or any of its property is bound.

         "Authority" shall mean any governmental or quasi-governmental authority, whether executive, legislative, judicial, administrative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, board, body, branch, bureau, central bank or comparable agency or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         "BACC" shall mean BankAmerica Capital Corporation.

         "BankAmerica" shall mean SP Capital and BACC.

         "Claims" shall mean, with respect to any Person, any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties of or against such Person, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         "Common Stock" and "Nonvoting Common Stock" shall have the respective meanings set forth for those terms in the Certificate of Incorporation, as amended, of the Company.

         "Commission" shall mean the Securities and Exchange Commission or any successor Authority.

         "Company" is defined in the first paragraph of this Agreement.

         "Entity" shall mean any corporation, firm, unincorporated organization, association, partnership, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         "Equity Agreement" shall mean any one of (i) the Agreement and Plan of Merger among the Company, Safesite Records Management Corporation and IM-1 Acquisition Corp., dated as of February 19, 1997, as amended and (ii) any other agreement approved from time to time by Board of Directors pursuant to which Registrable Securities may be issued and which is designated by the Board of Directors as an Equity Agreement for purposes of this Agreement. "Equity Agreements" shall mean all of the foregoing agreements.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         "Founder Stockholders" shall mean Vincent J. Ryan, Schooner Capital Corporation, C. Richard Reese, Eugene B. Doggett, The Little Family Trust, the Little Family Foundation and Constantin R. Boden.

         "Law" shall mean any action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, or the common law, or any particular section, part or provision thereof, or any interpretation, directive, guideline or request (whether or not having the force of law), of any Authority, including without limitation (a) the judicial systems thereof, or any particular section, part or provision thereof, and (b) any of the foregoing relating to antitrust or prohibiting other anticompetitive business practices, those relating to employment practices (such as discrimination, health and safety), and those relating to minority business enterprises.

         "Legal Action" shall mean, with respect to any Person, any litigation or legal or other actions, arbitrations, investigations, proceedings or suits, at law or in arbitration, equity or admiralty (whether or not purported to be brought on behalf of such Person) affecting such Person or any of its business or property or assets.

         "NASDAQ" shall mean the automatic quotation system of the National Association of Securities Dealers, Inc.

         "Original Agreement" is defined in the first Whereas clause herein.

         "Person" shall mean any natural individual or any Entity.

         "Prospectus" shall mean each prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including each preliminary prospectus and post-effective amendments and all material incorporated by reference in such prospectus.

         "Registered Stockholder" shall mean (a) each Safesite Stockholder, (b) any other Stockholder designated by the Board of Directors of the Company in connection with such Stockholder's becoming a party to this Agreement in accordance with Section 9(a) as a Registered Stockholder with respect to Registrable Securities, and (c) permitted transferees of such Registered Stockholders.

         "Registrable Securities" shall mean (a) all shares of Common Stock or Nonvoting Common Stock held as of the date hereof by SP Capital, BACC and the Founder Stockholders, (b) all shares of Common Stock acquired by any of the Stockholders pursuant to any of the Equity Agreements, (c) shares of Common Stock acquired, directly or indirectly through one or more such conversions or exchanges, upon the exercise of conversion or exchange provisions set forth, in the case of SP Capital or BACC, the shares of Nonvoting Common Stock, and, in the case of any other Stockholder, other securities of the Company issued pursuant to the provisions of any Equity Agreement, or pursuant to the redemption or repurchase of any such securities by the Company, and (d) any share of Common Stock or other equity securities of the Company derived from the Registrable Securities, whether as a result of stock split, stock dividend, stock distribution, stock combination, recapitalization or similar event.

         "Registration Expenses" shall mean all (or where appropriate any one or more) of the following:

          (a)  all registration, filing and listing fees;

          (b) fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky and state securities qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold may designate);

          (c) printing (including without limitation expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing Prospectuses), messenger, telephone and delivery expenses;

          (d) fees and disbursements of counsel for the Company, and reasonable fees and disbursements of counsel for the underwriters and for the selling holders of the Registrable Securities (subject to any provisions to the contrary in this Agreement);

          (e) fees and disbursements of all independent public accountants of the Company and any acquired Person whose financial statements are included in a Registration Statement (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the provisions of this Agreement);

          (f) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters), selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company, the underwriters and the selling holders;

          (g) fees and expenses of other Persons, including any experts, retained by the Company;

          (h) fees and expenses incurred in connection with the listing of the Registrable Securities on each securities exchange on which securities of the same class are then listed;

          (i) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

          (j) the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties).

         "Registration Statement" shall mean any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments, including post-effective amendments to such registration statement, and supplements to such Prospectus and all exhibits and all material incorporated by reference in such registration statement.

         "Safesite Stockholders" shall mean B. Thomas Golisano and James Wayman.

         "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         "Significant Stockholder" shall mean (a) each Safesite Stockholder, (b) SP Capital and BankAmerica, (c) Vincent J. Ryan and Schooner Capital Corporation, (d) C. Richard Reese, (e) any other Stockholder or group of Stockholders designated by the Board of Directors of the Company in connection with such Stockholder's or group of Stockholder's becoming a party to this Agreement in accordance with Section 9(a) as a Significant Stockholder with respect to Registrable Securities and (f) permitted assignees of such Significant Stockholders.

         "SP Capital" shall mean Security Pacific Capital Investors L.P.

         "Stockholders" shall mean those persons who executed the Original Agreement or this Agreement or who hereafter become parties to this Agreement by executing a counterpart hereof, and is further defined in Section 9(a).

         "Subsidiary" shall mean, with respect to any Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors, or if no such voting stock is outstanding a majority of the equity interests, of which is owned directly or indirectly by such Person or any Subsidiary of such Person.

         Section 9. Miscellaneous.

                  (a) Assignment; Successors and Assigns. In the event that the Company shall be merged with, or consolidated into, any other Entity or in the event that it shall sell and transfer substantially all of its assets to another Entity, the terms of this Agreement shall inure to the benefit of, and be assumed by, the Entity resulting from such merger or consolidation, or to which the Company's assets shall be sold and transferred. Each Stockholder may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, however, (i) there shall be no assignment of rights hereunder to a purchaser of Registrable Securities which constitute less than one percent of the shares of the then outstanding Common Stock of the Company (on a fully diluted basis giving effect to the conversion of all convertible securities of the Company (including, without limitation, the Nonvoting Common Stock) or, in the case of each of The Little Family Trust, the Little Family Foundation or Constantin R. Boden, which constitute less than all of the Registrable Securities held by such Stockholder, or, in the case of any other Stockholder who becomes a party to this Agreement after the date hereof (other than by way of assignment) such other limitations as the Company may impose (which limitations shall be set forth in the instrument pursuant to which such Stockholder becomes party to this Agreement) and (ii) that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Stockholder whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Anything in this Agreement to the contrary notwithstanding, the term "Stockholders" as used in this Agreement shall include the Stockholders party to this Agreement, their permitted successors and assigns and such other Stockholders as may receive Registrable Securities pursuant to an Equity Agreement provided that such Stockholder shall execute a counterpart to the Agreement in accordance with clause (ii) of the immediately preceding sentence.

         Nothing in this Agreement expressed or implied is intended to and shall not be construed to confer upon or create in any Person (other than the parties hereto and their permitted successors and assigns) any rights or remedies under or by reason of this Agreement, including without limitation any rights to enforce this Agreement.

                  (b) Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that the other parties' remedies at law for any breach of the provisions of this Agreement would be inadequate and agrees that for breach of such provisions, each such party shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting any party from pursuing any other remedies available to it for such breach or threatened breach, including without limitation the recovery of damages.

                  (c) Expenses. Each party shall pay its own expenses incident to the negotiation, preparation, performance and enforcement of this Agreement (including all fees and expenses of its counsel, accountants and other consultants, advisors and representatives for all activities of such persons undertaken pursuant to this Agreement), except to the extent otherwise specifically set forth in this Agreement.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, oral or written, among them as to such subject matter.

                  (e) Waivers; Amendments. Notwithstanding anything in this Agreement to the contrary, amendments to and modifications of this Agreement may be made, required consents and approvals may be granted, compliance with any term, covenant, agreement, condition or other provision set forth herein may be omitted or waived, either generally or in a particular instance and either retroactively or prospectively with, but only with, the written consent of the Company (to the extent it is entitled to the benefit thereof) and a majority in interest of the Stockholders (to the extent they are entitled to the benefit thereof or obligated thereby); provided, however, that in the event any such amendment, modification, consent, approval or waiver shall be for the benefit of or materially adverse to less than all of the Stockholders, such amendment, modification, consent, approval or waiver shall require a majority in interest of those Stockholders who are not so benefitted or who are so materially adversely affected.

                  (f) Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         If to the Company, at:

                  745 Atlantic Avenue
                  Boston, MA  02111
                  Attention:  C. Richard Reese, Chairman of the Board
                  Facsimile:  (617) 350-7881

                        with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, MA  02109
                  Attention:  William J. Curry, Esq.
                  Facsimile:  (617) 338-2880

         If to any Stockholder, at his address as it appears on the stock records of the Company, and/or to such other person(s), facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other parties.

                  (g) Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case, except when such reformation and construction could operate as an undue hardship on either party, or constitute a substantial deviation from the general intent and purpose of such party as reflected in this Agreement.

                  The parties shall endeavor in good faith negotiations to replace the invalid, inoperative, illegal or unenforceable provisions with valid, operative, legal and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, inoperative, illegal or unenforceable provisions.

                  (h) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all the parties hereto. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

                  (i) Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  (j) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the applicable laws of the United States of America and the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

                  (k) Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such agreements, assignments, instruments, other documents and assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


                                       IRON MOUNTAIN INCORPORATED


                                       By:  /s/ Eugene B. Doggett
                                            ----------------------------------
                                            Name:  Eugene B. Doggett
                                            Title:  Executive Vice President


                                       STOCKHOLDERS

                                       SECURITY PACIFIC CAPITAL INVESTORS L.P.
                                       By:  Security Pacific Investors, Inc.
                                            Its General Partner


                                       By:  /s/ James Murphy
                                            ---------------------------------
                                            Name:  James Murphy
                                            Title:


                                       BANKAMERICA CAPITAL CORPORATION


                                       By:  /s/ James Murphy
                                            ---------------------------------
                                            Name:  James Murphy
                                            Title:


                                       SCHOONER CAPITAL CORPORATION


                                       By:  /s/ Vincent J. Ryan
                                            ---------------------------------
                                            Name:  Vincent J. Ryan
                                            Title:



                                       /s/ Vincent J. Ryan
                                       --------------------------------------
                                       Vincent J. Ryan


                                       /s/ C. Richard Reese
                                       --------------------------------------
                                       C. Richard Reese


                                       /s/ Eugene B. Doggett
                                       --------------------------------------
                                       Eugene B. Doggett

                                       THE LITTLE FAMILY TRUST
                                       By:  Rhode Island Hospital Trust National
                                       Bank, as Corporate Trustee under the
                                       Trust Indenture dated July 1, 1966


                                       By: ___________________________________
                                            Name:
                                            Title:

                                       THE LITTLE FAMILY FOUNDATION
                                       By:  BOSTON SAFE DEPOSIT & TRUST CO.,
                                       as Trustee


                                       By: ___________________________________
                                            Name:
                                            Title:


                                       /s/ Constantin R. Boden
                                       ---------------------------------------
                                       Constantin R. Boden

                                       /s/ B. Thomas Golisano
                                       --------------------------------------
                                       B. Thomas Golisano


                                       /s/ James B. Wayman
                                       --------------------------------------
                                       James B. Wayman